                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

Exhibit      Description of Document
Number

EX-99.a1    Articles of  Incorporation  of  Twentieth  Century  Strategic  Asset
Allocations,  Inc.,  dated March 31, 1994 (filed as Exhibit 1a to  Pre-Effective
Amendment No. 3 to the  Registration  Statement on Form N-1A of the  Registrant,
File No.  33-79842,  filed on  December  1,  1995,  and  incorporated  herein by reference).

EX-99.a2    Articles  of  Amendment  of  Twentieth   Century   Strategic   Asset
Allocations, Inc., dated November 28, 1995 (filed as Exhibit 1b to Pre-Effective
Amendment No. 3 to the  Registration  Statement on Form N-1A of the  Registrant,
File  No.  33-79842,   filed  December  1,  1995,  and  incorporated  herein  by
reference).

EX-99.a3    Articles   Supplementary  of  Twentieth   Century   Strategic  Asset
Allocations, Inc., dated December 26, 1995 (filed as Exhibit 1c to Pre-Effective
Amendment No. 4 to the  Registration  Statement on Form N-1A of the  Registrant,
File No.  33-79842,  filed on  February  5,  1996,  and  incorporated  herein by reference).

EX-99.a4    Articles  of  Amendment  of  Twentieth   Century   Strategic   Asset
Allocations,  Inc., dated January 29, 1996 (filed as Exhibit 1d to Pre-Effective
Amendment No. 4 to the  Registration  Statement on Form N-1A of the  Registrant,
File No.  33-79842,  filed on  February  5,  1996,  and  incorporated  herein by reference).

EX-99.a5    Articles   Supplementary  of  Twentieth   Century   Strategic  Asset
Allocations,  Inc., dated January 29, 1996 (filed as Exhibit 1e to Pre-Effective
Amendment No. 4 to the  Registration  Statement on Form N-1A of the  Registrant,
File No.  33-79842,  filed on  February  5,  1996,  and  incorporated  herein by reference).

EX-99.a6    Articles   Supplementary  of  Twentieth   Century   Strategic  Asset
Allocations,   Inc.,   dated   September   9,  1996  (filed  as  an  Exhibit  to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the
Registrant, File No. 33-79842, filed on January 5, 1999, and incorporated herein by reference).

EX-99.a7    Articles  of  Amendment  of  Twentieth   Century   Strategic   Asset
Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1f to Post-Effective
Amendment No. 2 to the  Registration  Statement on Form N-1A of the  Registrant,
File  No.  33-79842,  filed  on March  26,  1997,  and  incorporated  herein  by reference).

EX-99.a8    Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1g to Post-Effective
Amendment No. 2 to the  Registration  Statement on Form N-1A of the  Registrant,
File  No.  33-79842,  filed  on March  26,  1997,  and  incorporated  herein  by reference).

EX-99.a9    Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,   Inc.,   dated  February  16,  1999,   (filed  as  an  Exhibit  to
Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the
Registrant,  File No. 33-79842, filed on March 30, 1999, and incorporated herein by reference).

EX-99.a10   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,  Inc., dated August 2, 1999, (filed as an Exhibit to Post-Effective
Amendment No. 7 to the  Registration  Statement on Form N-1A of the  Registrant,
File  No.  33-79842,  filed  on March  31,  2000,  and  incorporated  herein  by reference).

EX-99.a11   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,  Inc.,  dated May 22, 2000 (filed as Exhibit a11 to  Post-Effective
Amendment No. 10 to the  Registration  Statement on Form N-1A of the Registrant,
File  No.  33-79842,  filed  on  June  30,  2000,  and  incorporated  herein  by reference).

EX-99.a12   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,  Inc.  dated May 5, 2001  (filed as Exhibit  a12 to  Post-Effective
Amendment No. 13 to the  Registration  Statement on Form N-1A of the Registrant,
File  No.  33-79482,  filed  on April  20,  2001,  and  incorporated  herein  by reference).

EX-99.a13   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations, Inc., dated August 14, 2003 (filed as Exhibit a13 to Post-Effective
Amendment No. 17 to the  Registration  Statement on Form N-1A of the Registrant,
File No.  33-79482,  filed on  August  28,  2003,  and  incorporated  herein  by reference).

EX-99.a14   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations, Inc., dated February 24, 2004.

EX-99.b1    By-Laws (filed as Exhibit 2 to Pre-Effective  Amendment No. 3 to the
Registration Statement on Form N-1A of the Registrant,  File No. 33-79842, filed on December 1, 1995, and incorporated herein by reference).

EX-99.b2    Amendment  to  By-Laws  (filed  as  Exhibit  B2b  to  Post-Effective
Amendment No. 9 to the  Registration  Statement on Form N-1A of American Century
Capital  Portfolios,  Inc., File No.  33-64872,  filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1    Management  Agreement with American Century  Investment  Management,
Inc., dated August 1, 1997 (filed as Exhibit d to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79482,
filed on April 1, 1998, and incorporated herein by reference).

EX-99.d2    Addendum  to  the  Management   Agreement   with  American   Century
Investment  Management,  Inc.,  dated  July 1,  2000  (filed  as  Exhibit  d2 to
Post-Effective  Amendment No. 10 to the  Registration  Statement on Form N-1A of
the  Registrant,  File No.  33-79482,  filed on June 30, 2000, and  incorporated herein by reference).

EX-99.d3    Addendum  to  the  Management   Agreement   with  American   Century
Investment  Management,  Inc.,  dated  May  1,  2001  (filed  as  Exhibit  d3 to
Post-Effective  Amendment No. 13 to the  Registration  Statement on Form N-1A of
the Registrant,  File No.  33-79482,  filed on April 20, 2001, and  incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Management  Agreement  with American  Century
Investment Management, Inc., dated August 1, 2003.

EX-99.d5    Addendum  to  the  Management   Agreement   with  American   Century
Investment  Management,  Inc.,  dated  August 29,  2003  (filed as Exhibit d4 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
the Registrant,  File No.  33-79482,  filed on August 28, 2003, and incorporated herein by reference).

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  September  3, 2002  (filed as Exhibit e1 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
filed on December 20, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form N-1A of the Registrant,  File No.  33-79482,  filed on August 28, 2003, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective  Amendment No. 104 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,  filed on
February 26, 2004, and incorporated herein by reference).

EX-99.g1    Master  Agreement  with Commerce  Bank,  N.A. dated January 22, 1997
(filed as  Exhibit 8d to  Post-Effective  Amendment  No. 76 to the  Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  8 to  Post-Effective  Amendment  No.  31  to  the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No.  2-99222,  filed on  February  7,  1997,  and  incorporated  herein  by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective  Amendment No. 2 to the Registration  Statement on Form N-1A of American Century Variable Portfolios
II, Inc., File No. 333-46922,  filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency  Agreement with Twentieth  Century  Services,  Inc., dated as of February 1, 1996 (filed as Exhibit 9 to Pre-Effective  Amendment No.
4 to the  Registration  Statement  on Form  N-1A  of the  Registrant,  File  No.
33-79842, filed on February 5, 1996, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated as of December 17, 2003 (filed as Exhibit h9 to  Post-Effective  Amendment
No. 39 to the  Registration  Statement on Form N-1A of American  Century  Target
Maturities  Trust,   File  No.  333-46922,   filed  on  January  30,  2004,  and
incorporated herein by reference).

EX-99.h3    Customer  Identification Program Reliance Agreement dated October 1,
2003  (filed  as  Exhibit  h10  to  Post-Effective   Amendment  No.  40  to  the
Registration  Statement on Form N-1A of American Century  Municipal Trust,  File
No. 2-91229, filed on September 30, 2003, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel.

EX-99.j1    Consent of Deloitte & Touche LLP.

EX-99.j2    Power of Attorney,  dated  November 15, 2002 (filed as Exhibit j2 to
Post-Effective  Amendment No. 99 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on December 17,
2002, and incorporated herein by reference).

EX-99.j3    Power of Attorney,  dated  November 15, 2002 (filed as Exhibit j3 to
Post-Effective  Amendment No. 104 to the Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc.,  File No.  2-14213,  filed on December 1,
2003, and incorporated herein by reference).

EX-99.j4    Secretary's  Certificate,  dated November 25, 2002 (filed as Exhibit
j4 to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A
of  the  Registrant,   File  No.  2-14213,  filed  on  December  17,  2002,  and
incorporated herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to  the  Registration  Statement  on  Form  N-1A  of  American  Century  Capital
Portfolios, Inc., File No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  13,  1997  (filed  as  Exhibit  b15d  to
Post-Effective  Amendment No. 77 to the  Registration  Statement on Form N-1A of
American Century Mutual Funds,  Inc., File No. 2-14213,  filed on July 17, 1997, and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  September  30,  1997  (filed as Exhibit  b15c to
Post-Effective  Amendment No. 78 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on February 26,
1998, and incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  30,  1998  (filed  as  Exhibit  b15e  to
Post-Effective  Amendment No. 11 to the  Registration  Statement on Form N-1A of
American Century Capital Portfolios,  Inc., File No. 33-64872, filed on June 26,
1998, and incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  13,  1998  (filed as  Exhibit  b15e to
Post-Effective  Amendment No. 12 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242,  filed on November
13, 1998, and incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  February  16,  1999  (filed  as  Exhibit  m6  to
Post-Effective  Amendment No. 83 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on February 26,
1999, and incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder  Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 to the Registration  Statement on Form N-1A of American Century
Capital  Portfolios,  Inc.,  File No.  33-64872,  filed on July  29,  1999,  and incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  19,  1999  (filed  as  Exhibit  m8  to
Post-Effective  Amendment No. 87 on Form N-1A of American  Century Mutual Funds,
Inc., File No. 2-14213,  filed on November 29, 1999, and incorporated  herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration  Statement on Form N-1A of American Century
World  Mutual  Funds,  Inc.,  File  No.  33-39242,  filed on May 24,  2000,  and incorporated herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  April  30,  2001  (filed  as  Exhibit  m10  to
Post-Effective  Amendment No. 24 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, filed on April 19,
2001, and incorporated herein by reference).

EX-99.m11   Amendment No. 10 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  December  3,  2001  (filed  as  Exhibit  m11  to
Post-Effective  Amendment  No.  94 to the  Registration  Statement  of  American
Century Mutual Funds,  Inc., File No.  2-14213,  filed on December 13, 2001, and incorporated herein by reference).

EX-99.m12   Amendment No. 11 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  September  3,  2002  (filed  as  Exhibit  m12 to
Post-Effective  Amendment No. 26 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds,  Inc., File No. 33-39242,  filed on October
1, 2002, and incorporated herein by reference).

EX-99.m13   Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated March 1, 2001 (filed as Exhibit m11 to  Post-Effective  Amendment
No. 24 to the  Registration  Statement  on Form N-1A of American  Century  World
Mutual Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m14   Amendment No. 1 to Master  Distribution  and Individual  Shareholder
Services  Plan (C  Class),  dated  April  30,  2001  (filed  as  Exhibit  m12 to
Post-Effective  Amendment No. 24 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, filed on April 19,
2001, and incorporated herein by reference).

EX-99.m15   Amendment No. 2 to Master  Distribution  and Individual  Shareholder
Services  Plan (C Class),  dated  September  3, 2002  (filed as  Exhibit  m15 to
Post-Effective  Amendment No. 26 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds,  Inc., File No. 33-39242,  filed on October
1, 2002, and incorporated herein by reference).

EX-99.m16   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services  Plan (C Class),  dated as of February  27, 2004 (filed as
Exhibit m16 to Post-Effective Amendment No. 104 to the Registration Statement on
Form N-1A of American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on
February 26, 2004, and incorporated herein by reference).

EX-99.m17   Master  Distribution  and  Individual  Shareholder  Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective  Amendment
No. 17 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.n1    Amended and  Restated  Multiple  Class Plan dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement on Form N-1A of American  Century  California  Tax-Free and  Municipal
Funds, File No. 2-82734,  filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended  and  Restated  Multiple  Class Plan
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement on Form N-1A of American Century Municipal Trust,
File No.  2-91229,  filed on  December  23,  2002,  and  incorporated  herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended  and  Restated  Multiple  Class Plan
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-79482,
filed on August 28, 2003, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended  and  Restated  Multiple  Class Plan
dated as of February 27, 2004 (filed as Exhibit n4 to  Post-Effective  Amendment
No. 104 to the  Registration  Statement on Form N-1A of American  Century Mutual
Funds,  Inc.,  File No.  2-14213,  filed on February 26, 2004, and  incorporated herein by reference).

EX-99.p.    American  Century  Investments Code of Ethics (filed as Exhibit p to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on December 17, 2002, and incorporated herein by reference).